[Logo] M F S(R)
INVESTMENT MANAGEMENT                                         ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 2000


                              A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) BOND SERIES

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames*                                       Massachusetts Financial Services Company
Chairman and Chief Executive Officer, MFS                500 Boylston Street
Investment Management(R)                                 Boston, MA 02116-3741

Nelson J. Darling, Jr.+                                  DISTRIBUTOR
Private investor and trustee                             MFS Fund Distributors, Inc.
                                                         500 Boylston Street
William R. Gutow+                                        Boston, MA 02116-3741
Private investor and real estate consultant; Vice
Chairman, Capitol Entertainment Management Company       INVESTOR SERVICE
(video franchise)                                        MFS Service Center, Inc.
                                                         P.O. Box 2281
CHAIRMAN AND PRESIDENT                                   Boston, MA 02107-9906
Jeffrey L. Shames*
                                                         For additional information,
PORTFOLIO MANAGER                                        contact your investment professional.
Geoffrey L. Kurinsky*
                                                         CUSTODIAN
TREASURER                                                State Street Bank and Trust Company
James O. Yost*
                                                         AUDITORS
ASSISTANT TREASURERS                                     Deloitte & Touche LLP
Mark E. Bradley*
Robert R. Flaherty*                                      WORLD WIDE WEB
Laura F. Healy*                                          www.mfs.com
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

-------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE              NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
If you've been reading our annual and semiannual reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades. (A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

o face-to-face contact with senior management as well as frontline workers

o analysis of the company's financial statements and balance sheets

o contact with the company's current and potential customers

o contact with the company's competitors

o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue and again in its January 22, 2001, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 12 years, with over 15 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance, by finding opportunities before they are generally recognized by the market and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 16, 2001

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2000, the series' Initial Class shares provided a total return of 9.21%, and Service Class shares returned 8.92%. These returns include the reinvestment of any dividends and compare to an 11.85% return over the same period for the series' benchmark, the Lehman Brothers Government/Credit Bond Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

Several factors influenced the series' performance over the period. On a positive note, performance benefited from signs that the economy was slowing and that investors were beginning to anticipate lower interest rates in the months ahead. Bond yields generally fell in response to this development, and most bond prices firmed. The notable exceptions were corporate bonds, which battled a long list of challenges. A slumping stock market and questions about future corporate profitability weighed heavily on the minds of corporate bond investors already worried about the increased pace of bond credit-rating downgrades and the inflationary impact of higher oil prices. As a gauge of the increasingly negative sentiment looming over corporate bonds, the yield spread -- the difference between the yields of corporate bonds and Treasury securities -- widened. Essentially, investors wanted significantly more yield from corporate bonds as a way of compensating for their added credit risk.

High-yield corporate bonds took the biggest hit, and that had a somewhat detrimental impact on our performance over the period. The proportion of high-yield bonds trading at "distressed" prices (yielding 10 percentage points or more above Treasuries) reached its highest level since the early 1990s, when the market was paralyzed by recession and the collapse of high-yield market leader Drexel Burnham Lambert. As a result of these conditions, there was a noticeable lack of interest from "vulture" investors who have historically purchased the debt of companies that fall on hard times. These opportunistic investors - many of which were high-yield mutual funds -- avoided these securities either because of a lack of funds or because of evidence that the creditworthiness of issuers was worsening.

Certain strategies worked out well for the portfolio, such as our decision to maintain relatively large weightings compared to the Lehman Index in utility and energy bonds. Many of our energy holdings benefited from higher oil and natural gas prices and strong demand, as investors increasingly sought out sectors with a reputation for being defensive in a slower economy. Utility holdings also benefited from their reputation as a defensive sector, as their services are usually required regardless of the economic situation. In addition, our holdings in enhanced equipment trust certificates issued by some of the major United States commercial airlines performed well. These investments are guaranteed by the airlines and are collateralized by their airplane fleets.

Finally, our decision earlier this year to reduce telecommunications holdings proved to be beneficial. The reduction stemmed from our concerns that the supply of telecommunications bonds would expand dramatically as companies tapped into the market to meet their funding needs. More important, however, were our concerns about the industry's deteriorating fundamentals. In the late summer and early fall, our decision was rewarded when telecommunications bonds came under heavy selling pressure in response to fears that some companies would miss their earnings targets and that others were having difficulty executing their business plans.

Another strategy we employed was to increase our allocation to mortgage securities. Because we believe there may be more difficult times ahead for the corporate bond market, we wanted to increase our stake in bonds that don't carry credit risk. So we purchased mortgage securities issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae) that offered over 1.5% more yield than Treasury securities with comparable maturities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) While they don't have credit risk, mortgage securities do carry prepayment risk, meaning that they can be paid off before maturity if interest rates fall and the rate of homeowners refinancing their mortgages or starting new ones increases dramatically. Although interest rates may fall somewhat in the first half of 2001 in our opinion, we don't think they'll fall enough to prompt a significant wave of refinancing activity.

We also feel we've positioned the series to potentially benefit from the dwindling supply of long- and intermediate-maturity Treasury securities. The U.S. Department of the Treasury recently announced that it plans to repurchase approximately $9 billion more in debt during the first quarter of 2001. With these additional buybacks occurring in the wake of increased buybacks at the end of 2000, plus reduced and less frequent auctions of new debt, we believe that intermediate- and long-term Treasury securities will continue to benefit as they have since the buybacks started in early 2000.

Looking ahead, we feel that the economy is showing tangible signs of slowing. Employment growth appears to have stalled, auto sales have retracted, and home and consumer sales have retrenched a bit. Given that backdrop, plus a lackluster holiday shopping season, we believe that the Federal Reserve Board will lower interest rates. If interest rates do stabilize or decline, we believe the environment will be positive for bonds.

    Respectfully,

/s/ Geoffrey L. Kurinsky

    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is Senior Vice President of MFS Investment Management(R) (MFS(R)). He manages the investment-grade bond portfolios of our mutual funds and variable annuities.

Geoff joined the MFS Fixed Income Department in 1987 and was named portfolio manager in 1989, Vice President in 1989, and Senior Vice President in 1993.

He is a graduate of the University of Massachusetts and earned an M.B.A. degree in finance from Boston University.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.






This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception:  Initial Class  October 24, 1995
                  Service Class  May 1, 2000

Size: $26.2 million net assets as of December 31, 2000

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series Initial Class in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2000. Index information is from November 1, 1995.)

                                               Lehman Brothers
                        MFS Bond Series       Government/Credit
                        - Initial Class         Bond Index
          ------------------------------------------------------
          10/95             $10,000               $10,000
          12/95              10,301                10,314
          12/96              10,516                10,614
          12/97              11,583                11,649
          12/98              12,369                12,753
          12/99              12,176                12,479
          12/00              13,298                13,958

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

INITIAL CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               + 9.21%           +14.81%           +29.10%           +32.98%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           + 9.21%           + 4.71%           + 5.24%           + 5.65%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                               + 8.92%           +14.51%           +28.76%           +32.63%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                           + 8.92%           + 4.62%           + 5.18%           + 5.60%
-----------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                                       1 Year           3 Years           5 Years             Life*
-----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Credit Index#                              +11.85%           + 6.21%           + 6.24%           + 6.67%
-----------------------------------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2000. Index information is from November 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual not annualized.

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in derivative securities which may include futures and options. These types of hedging instruments can increase price fluctuation. These risks may increase share price volatility. See the prospectus for details.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2000

Bonds - 97.9%
-------------------------------------------------------------------------------------------------------
                                                                 PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                  VALUE
-------------------------------------------------------------------------------------------------------
U.S. Bonds - 84.0%
  Airlines - 2.3%
    American Airlines Pass-Through Trust, 7.024s, 2009                    $  109            $   111,523
    Continental Airlines Pass-Through Trust, Inc., 9.5s, 2013                  4                  4,722
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017                3                  2,806
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2019               97                 93,475
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020              191                192,570
    Delta Airlines, Inc., 7.379s, 2010                                       112                115,476
    Delta Airlines, Inc., 7.57s, 2010                                         63                 66,153
    Jet Equipment Trust, 9.41s, 2010##                                         5                  5,410
    Jet Equipment Trust, 8.64s, 2012##                                         4                  4,516
                                                                                            -----------
                                                                                            $   596,651
-------------------------------------------------------------------------------------------------------
  Banks and Finance - 13.2%
    Associates Corp., 5.5s, 2004                                          $  148            $   144,136
    Associates Corp., 5.8s, 2004                                             252                247,718
    Capital One Financial Corp., 7.25s, 2003                                 261                251,440
    Citigroup, Inc., 7.25s, 2010                                             217                224,441
    FleetBoston Financial Corp., 7.25s, 2005                                  62                 63,757
    Ford Motor Credit Co., 5.8s, 2009                                         62                 55,865
    Ford Motor Credit Co., 7.375s, 2009                                      177                176,554
    Ford Motor Credit Co., 7.875s, 2010                                      402                413,525
    General Electric Capital Corp., 8.7s, 2007                                40                 45,053
    General Motors Acceptance Corp., 5.95s, 2003                              67                 65,972
    General Motors Acceptance Corp., 7.5s, 2005                              106                109,049
    Goldman Sachs Group LP, 5.9s, 2003                                       160                158,237
    GS Escrow Corp., 6.75s, 2001                                              83                 82,397
    Morgan Stanley Dean Witter, 7.125s, 2003                                 500                508,965
    Natexis Ambs Co. LLC, 8.44s, 2049##                                       82                 80,007
    Nisource Finance Corp., 7.875s, 2010##                                   259                270,903
    Qwest Capital Funding, Inc., 7.75s, 2006##                               315                328,173
    Socgen Real Estate Co., 7.64s, 2049##                                    226                219,349
                                                                                            -----------
                                                                                            $ 3,445,541
-------------------------------------------------------------------------------------------------------
  Building - 0.4%
    Building Materials Corp., 8s, 2008                                    $  340            $    85,000
    Nortek, Inc., 9.25s, 2007                                                 20                 18,250
                                                                                            -----------
                                                                                            $   103,250
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Hasbro, Inc., 7.95s, 2003                                             $  120            $   103,200
    Kindercare Learning Centers, Inc., 9.5s, 2009                             25                 22,250
    Nabisco Holdings, 6.375s, 2035                                            10                  9,699
                                                                                            -----------
                                                                                            $   135,149
-------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 4.8%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015             $   14            $    13,649
    Commercial Mortgage Asset Trust, 7.41s, 2020 (Interest only)           3,864                132,525
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                        125                123,866
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                           250                238,867
    DLJ Commercial Mortgage Corp., 9.021s, 2003##                            100                100,000
    GMAC Commercial Mortgage Security, Inc., 7.543s, 2004                    130                126,628
    Greenpoint Manufactured Housing, 7.6s, 2022                              170                175,247
    Morgan Stanley Capital I, 6.86s, 2010                                    145                122,910
    Morgan Stanley Capital I, 6.01s, 2030                                     95                 94,646
    Morgan Stanley Capital I, 7.771s, 2039                                   160                128,682
                                                                                            -----------
                                                                                            $ 1,257,020
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.4%
    Coca-Cola Bottling Co., 6.375s, 2009                                  $  119            $   110,029
-------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.3%
    Georgia-Pacific Corp., 9.875s, 2021                                   $   11            $     9,780
    Georgia-Pacific Corp., 9.5s, 2022                                         71                 61,962
    U.S. Timberlands, 9.625s, 2007                                            10                  8,000
                                                                                            -----------
                                                                                            $    79,742
-------------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 3.4%
    GNMA, 8s, 2022                                                        $  337            $   345,929
    GNMA, 7.5s, 2025                                                          59                 60,220
    GNMA, 8s, 2025                                                             4                  4,082
    GNMA, 7.5s, 2026                                                          46                 47,205
    GNMA, 7.5s, 2027                                                         178                181,096
    GNMA, 8s, 2029                                                            72                 73,707
    GNMA, TBA, 7.5s, 2026                                                    165                167,354
                                                                                            -----------
                                                                                            $   879,593
-------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    AFLAC, Inc., 6.5s, 2009                                               $  123            $   118,483
    Atlantic Mutual Insurance Co., 8.15s, 2028##                              24                 17,320
                                                                                            -----------
                                                                                            $   135,803
-------------------------------------------------------------------------------------------------------
  Internet - 0.1%
    PSINET, Inc., 11s, 2009                                               $   50            $    14,125
-------------------------------------------------------------------------------------------------------
  Media/Entertainment - 5.1%
    Adelphia Communications Corp., 0s, 2008                               $  200            $    78,000
    Belo AH Corp., 7.75s, 2027                                                54                 47,168
    Chancellor Media Corp., 8.125s, 2007                                     330                332,063
    Chancellor Media Corp., 8.75s, 2007                                       10                 10,250
    CSC Holdings, Inc., 7.25s, 2008                                          105                 99,959
    CSC Holdings, Inc., 8.125s, 2009                                          29                 29,184
    Frontiervision Operating Partnership LP, 11s, 2006                        20                 18,300
    Hearst Argyle Television, Inc., 7.5s, 2027                                 3                  2,583
    Liberty Media Corp., 8.25s, 2030                                          90                 82,111
    MGM Mirage, Inc., 8.5s, 2010                                             240                246,446
    News America Holdings, Inc., 6.625s, 2008                                148                139,788
    Time Warner Entertainment Co., 10.15s, 2012                              159                194,705
    Time Warner, Inc., 6.875s, 2018                                           51                 48,497
                                                                                            -----------
                                                                                            $ 1,329,054
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.4%
    The Healthcare Co., 8.75s, 2010                                       $   95            $    99,988
-------------------------------------------------------------------------------------------------------
  Oil Services - 0.3%
    Occidental Petroleum Corp., 6.4s, 2003                                $   84            $    84,086
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                                5                  4,815
                                                                                            -----------
                                                                                            $    88,901
-------------------------------------------------------------------------------------------------------
  Oils - 2.2%
    Apache Corp., 7.95s, 2026                                             $  211            $   226,378
    Phillips Petroleum Co., 8.75s, 2010                                      265                303,223
    Pioneer Natural Resources Co., 9.625s, 2010                               35                 37,100
                                                                                            -----------
                                                                                            $   566,701
-------------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Union Pacific Corp., 6.34s, 2003                                      $   56            $    55,838
    Union Pacific Corp., 6.39s, 2004                                         127                126,637
                                                                                            -----------
                                                                                            $   182,475
-------------------------------------------------------------------------------------------------------
  Real Estate - 0.6%
    EOP Operating Ltd., 7.75s, 2007                                       $  125            $   128,150
    EOP Operating Ltd., 8.1s, 2010                                            39                 40,950
                                                                                            -----------
                                                                                            $   169,100
-------------------------------------------------------------------------------------------------------
  Retail - 0.5%
    Federated Department Stores, Inc., 8.5s, 2003                         $   54            $    55,137
    J Crew Operating Corp., 10.375s, 2007                                     90                 78,300
                                                                                            -----------
                                                                                            $   133,437
-------------------------------------------------------------------------------------------------------
  Supermarkets - 1.5%
    Safeway, Inc., 5.875s, 2001                                           $  400            $   398,616
-------------------------------------------------------------------------------------------------------
  Telecommunications - 4.7%
    Charter Communications Holdings LLC, 8.25s, 2007                      $  500            $   455,000
    Cox Communications, Inc., 7.75s, 2010                                    294                304,346
    TCI Communications Financing III, 9.65s, 2027                            280                302,397
    Telecom de Puerto Rico, 6.65s, 2006                                       45                 43,888
    Telecom de Puerto Rico, 6.8s, 2009                                       138                133,211
    WorldCom, Inc., 8.875s, 2006                                               5                  5,165
                                                                                            -----------
                                                                                            $ 1,244,007
-------------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 14.3%
    Federal National Mortgage Association, 6.625s, 2009                   $  295            $   307,399
    Federal National Mortgage Association, 6.625s, 2010                      484                507,895
    Federal National Mortgage Association, 7s, 2015                          576                582,298
    Federal National Mortgage Association, 7s, 2029                          758                759,538
    Federal National Mortgage Association, 7s, 2030                           46                 46,493
    Federal National Mortgage Association, 7.5s, 2030                      1,527              1,548,934
                                                                                            -----------
                                                                                            $ 3,752,557
-------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.9%
    U.S. Treasury Bonds, 6.125s, 2029                                     $  123            $   133,782
    U.S. Treasury Bonds, 6.25s, 2030                                       2,446              2,728,807
    U.S. Treasury Notes, 5.875s, 2004                                        112                114,922
    U.S. Treasury Notes, 7.875s, 2004                                         15                 16,422
    U.S. Treasury Notes, 5.75s, 2005                                         527                544,212
    U.S. Treasury Notes, 6s, 2009                                            124                130,840
    U.S. Treasury Notes, 4.25s, 2010                                         171                177,300
    U.S. Treasury Notes, 5.75s, 2010                                         371                388,797
    U.S. Treasury Notes, 6.5s, 2010                                          172                188,178
                                                                                            -----------
                                                                                            $ 4,423,260
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 10.5%
    AEP Generating, 9.81s, 2022                                           $  200            $   229,393
    Beaver Valley Funding Corp. II, 9s, 2017                                 224                241,492
    Cleveland Electric Illuminating Co., 7.88s, 2017                          14                 14,281
    Cleveland Electric Illuminating Co., 9s, 2023                            216                226,303
    Commonwealth Edison Co., 8.5s, 2022                                       23                 24,020
    Connecticut Light & Power Co., 7.875s, 2001                              151                151,737
    Connecticut Light & Power Co., 8.59s, 2003                               100                101,573
    Connecticut Light & Power Co., 7.875s, 2024                               97                 97,485
    Dominion Resources, Inc., 8.125s, 2010                                    78                 84,311
    Entergy Mississippi, Inc., 6.2s, 2004                                     48                 46,668
    GGIB Funding Corp., 7.43s, 2011                                           28                 27,928
    Gulf States Utilities Co., 8.21s, 2002                                    83                 83,945
    Gulf States Utilities Co., 8.25s, 2004                                    23                 24,090
    Midland Funding Corp., 10.33s, 2002                                        6                  6,389
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                     507                439,199
    Northeast Utilities, 8.58s, 2006                                         104                105,033
    NRG Energy, Inc., 8.7s, 2005##                                           160                165,402
    NRG Energy, Inc., 8.962s, 2016##                                          74                 78,870
    PNPP II Funding Corp., 9.12s, 2016                                        57                 61,661
    Salton Sea Funding Corp., 7.84s, 2010                                    145                145,721
    Toledo Edison Co., 7.875s, 2004                                          271                281,439
    Utilicorp United, Inc., 7s, 2004                                          34                 33,597
    Waterford 3 Funding Corp., 8.09s, 2017                                    89                 91,185
                                                                                            -----------
                                                                                            $ 2,761,722
-------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    El Paso Energy Corp., 6.95s, 2007                                     $  104            $   106,018
-------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                            $22,012,739
-------------------------------------------------------------------------------------------------------
Foreign Bonds - 13.9%
  Australia - 1.2%
    Apache Finance Ltd., 7s, 2009 (Real Estate)                           $   31            $    31,646
    Cable & Wireless Optus Ltd., 8.125s, 2009 (Telecommunications)##         107                117,332
    Cable & Wireless Optus Ltd., 8s, 2010 (Telecommunications)##             147                161,165
                                                                                            -----------
                                                                                            $   310,143
-------------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Banco Nacional de Desenvolvi, 11.714s, 2008 (Banks and Finance)+      $   70            $    65,366
    Banco Nacional de Desenvolvi, 11.714s, 2008 (Banks and Finance)##        100                 93,380
                                                                                            -----------
                                                                                            $   158,746
-------------------------------------------------------------------------------------------------------
  Bulgaria - 0.3%
    National Republic of Bulgaria, 7.75s, 2011                            $   36            $    27,001
    National Republic of Bulgaria, 7.75s, 2024                                69                 52,255
                                                                                            -----------
                                                                                            $    79,256
-------------------------------------------------------------------------------------------------------
  Canada - 0.8%
    Alberta Energy Ltd., 7.65s, 2010 (Utilities - Electric)               $   54            $    56,969
    Alberta Energy Ltd., 8.125s, 2030 (Utilities - Electric)                  49                 52,298
    Province of Quebec, 7.5s, 2029                                           104                110,989
                                                                                            -----------
                                                                                            $   220,256
-------------------------------------------------------------------------------------------------------
  Chile - 2.1%
    Empresa Electric Guacolda S.A., 7.6s, 2001 (Utilities - Electric)##   $  250            $   249,375
    Empresa Nacional de Electric, 7.75s, 2008 (Utilities - Electric)         193                186,863
    Empresa Nacional de Electric, 8.5s, 2009 (Utilities - Electric)           97                 98,471
    Empresa Nacional de Electric, 7.325s, 2037 (Utilities - Electric)          5                  4,699
                                                                                            -----------
                                                                                            $   539,408
-------------------------------------------------------------------------------------------------------
  Finland - 0.7%
    UPM Kymmene Corp., 7.45s, 2027 (Forest and Paper Products)##          $  208            $   187,749
-------------------------------------------------------------------------------------------------------
  Mexico - 1.0%
    Nuevo Grupo Iusacell S.A., 14.25s, 2006 (Telecommunications)          $   20            $    19,750
    Pemex Finance Ltd., 9.125s, 2010 (Banks and Finance)##                   125                124,687
    United Mexican States, 11.375s, 2016                                      30                 34,940
    United Mexican States, 11.5s, 2026                                        75                 91,557
                                                                                            -----------
                                                                                            $   270,934
-------------------------------------------------------------------------------------------------------
  Netherlands - 2.1%
    Hermes Europe Railtel B.V., 10.375s, 2009 (Telecommunications)        $   90            $    37,800
    Koninklijke KPN, 8s, 2010 (Telecommunications)##                          24                 23,190
    Koninklijke KPN, 8.375s, 2030 (Telecommunications)##                      31                 28,364
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications)                   141                142,447
    Telefonica Europe BV, 8.25s, 2030 (Telecommunications)                   313                312,530
                                                                                            -----------
                                                                                            $   544,331
-------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 4.5s, 2014                                        $    8            $     6,340
    Republic of Panama, 10.75s, 2020                                          70                 68,950
    Republic of Panama, 8.875s, 2027                                          20                 16,950
                                                                                            -----------
                                                                                            $    92,240
-------------------------------------------------------------------------------------------------------
  Qatar - 0.4%
    State of Qatar, 9.75s, 2030##                                         $  103            $   103,000
-------------------------------------------------------------------------------------------------------
  Russia - 0.3%
    Russian Federation, 11.75s, 2003+                                     $   60            $    55,808
    Russian Federation, 8.25s, 2010##                                         39                 24,610
                                                                                            -----------
                                                                                            $    80,418
-------------------------------------------------------------------------------------------------------
  South Korea - 0.9%
    Cho Hung Bank, 11.5s, 2010 (Banks and Finance)##                      $   60            $    58,200
    Export-Import Bank Korea, 7.1s, 2007 (Banks and Finance)                 190                189,525
                                                                                            -----------
                                                                                            $   247,725
-------------------------------------------------------------------------------------------------------
  Sweden - 0.9%
    AB Spintab, 6.8s, 2049 (Banks and Finance)##                          $  239            $   238,024
-------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    British Sky Broadcasting Group, 6.875s, 2009 (Telecommunications)     $  581            $   507,312
    British Telecommunications PLC, 8.625s, 2030 (Telecommunications)         69                 68,720
                                                                                            -----------
                                                                                            $   576,032
-------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                         $ 3,648,262
-------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $25,636,389)                                                  $25,661,001
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.0%
-------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/29/00, due 1/02/01, total to be received
      $249,178 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                   $  249            $   249,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $25,885,389)                                            $25,910,001

Other Assets, Less Liabilities - 1.1%                                                           297,144
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $26,207,145
-------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2000
-------------------------------------------------------------------------------
  Assets:
    Investments, at value (identified cost, $25,885,389)            $25,910,001
    Cash                                                                  9,340
    Receivable for investments sold                                      78,412
    Receivable for series shares sold                                     4,543
    Interest receivable                                                 353,234
    Other assets                                                          1,030
                                                                    -----------
        Total assets                                                $26,356,560
                                                                    -----------
  Liabilities:
    Payable for investments purchased                               $   105,227
    Payable for series shares reacquired                                 42,571
    Payable to affiliates -
      Management fee                                                      1,294
      Reimbursement fee                                                     323
                                                                    -----------
        Total liabilities                                           $   149,415
                                                                    -----------
  Net assets                                                        $26,207,145
                                                                    ===========
  Net assets consist of:
    Paid-in capital                                                 $25,549,595
    Unrealized appreciation on investments and translation of
      assets and liabilities in foreign currencies                       24,612
    Accumulated net realized loss on investments and foreign
      currency transactions                                          (1,111,361)
    Accumulated undistributed net investment income                   1,744,299
                                                                    -----------
        Total                                                       $26,207,145
                                                                    ===========
  Shares of beneficial interest outstanding                          2,315,721
                                                                     =========
Initial Class Share
  Net asset value per share
    (net assets of $26,206,929 / 2,315,702 shares of beneficial
    interest outstanding)                                              $11.32
                                                                       ======
Service Class Share
  Net asset value per share
    (net assets of $216.32 / 19.157 shares of beneficial
    interest outstanding)                                              $11.29
                                                                       ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
-------------------------------------------------------------------------------
  Net investment income:
    Interest income                                                  $1,956,308
                                                                     ----------
    Expenses -
      Management fee                                                 $  151,566
      Trustees' compensation                                              2,325
      Shareholder servicing agent fee                                     8,841
      Distribution fee (Service Class)                                        0*
      Administrative fee                                                  3,572
      Auditing fees                                                      40,000
      Printing                                                           21,866
      Custodian fee                                                      18,612
      Legal fees                                                          2,653
      Miscellaneous                                                       1,242
                                                                     ----------
        Total expenses                                               $  250,677
      Fees paid indirectly                                               (2,355)
      Reduction of expenses by investment adviser                       (38,414)
                                                                     ----------
        Net expenses                                                 $  209,908
                                                                     ----------
          Net investment income                                      $1,746,400
                                                                     ----------
  Realized and unrealized gain (loss) on investments:
    Realized loss (identified cost basis) -
      Investment transactions                                        $ (534,395)
      Foreign currency transactions                                         (41)
                                                                     ----------
        Net realized loss on investments and foreign currency
          transactions                                               $ (534,436)
                                                                     ----------
    Change in unrealized appreciation on investments                 $1,013,548
                                                                     ----------
        Net realized and unrealized gain (loss) on investments
          and foreign currency                                       $  479,112
                                                                     ----------
            Increase in net assets from operations                   $2,225,512
                                                                     ==========
*Distribution fee (Service Class) was less than $1.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                         2000                   1999
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                  $ 1,746,400             $ 1,288,843
  Net realized loss on investments and foreign currency
    transactions                                                            (534,436)               (572,286)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                   1,013,548              (1,083,839)
                                                                         -----------             -----------
    Increase (decrease) in net assets from operations                    $ 2,225,512             $  (367,282)
                                                                         -----------             -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                             $(1,291,453)            $  (424,158)
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                                --                   (29,276)
  In excess of net realized gain on investments and foreign
    currency transactions (Initial Class)                                       --                    (2,637)
                                                                         -----------             -----------
    Total distributions declared to shareholders                         $(1,291,453)            $  (456,071)
                                                                         -----------             -----------
Net increase in net assets from series share transactions                $   982,079             $12,949,839
                                                                         -----------             -----------
      Total increase in net assets                                       $ 1,916,138             $12,126,486
Net assets:
  At beginning of period                                                  24,291,007              12,164,521
                                                                         -----------             -----------
  At end of period (including accumulated undistributed net
    investment income of $1,744,299 and $1,286,611, respectively)        $26,207,145             $24,291,007
                                                                         ===========             ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------------------------------------
INITIAL CLASS SHARES                              2000              1999               1998             1997             1996
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $10.93            $11.38             $11.08           $10.06           $10.19
                                                ------            ------             ------           ------           ------
Income from investment operations# -
  Net investment income(S)                      $ 0.76            $ 0.70             $ 0.64           $ 0.64           $ 0.58
  Net realized and unrealized gain (loss) on
    investments and foreign currency              0.20             (0.87)              0.09             0.38            (0.36)
                                                ------            ------             ------           ------           ------
      Total from investment operations          $ 0.96            $(0.17)            $ 0.73           $ 1.02           $ 0.22
                                                ------            ------             ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                    $(0.57)           $(0.26)            $(0.29)          $ --             $(0.35)
  From net realized gain on investments
    and foreign currency transactions             --               (0.02)             (0.14)            --               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  --               (0.00)+++           --               --               --
                                                ------            ------             ------           ------           ------
      Total distributions declared to
        shareholders                            $(0.57)           $(0.28)            $(0.43)          $ --             $(0.35)
                                                ------            ------             ------           ------           ------
Net asset value - end of period                 $11.32            $10.93             $11.38           $11.08           $10.06
                                                ======            ======             ======           ======           ======
Total return                                      9.21%            (1.56)%             6.79%           10.14%            2.09%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.84%             1.01%              1.02%            1.01%            1.03%
  Net investment income                           6.95%             6.26%              5.76%            6.04%            5.84%
Portfolio turnover                                 303%              283%               244%             219%             231%
Net assets at end of period (000 Omitted)      $26,207           $24,291            $12,165           $4,004             $853

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to
      May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income (loss)            $ 0.74            $ 0.69             $ 0.61           $ 0.37           $(0.26)
        Ratios (to average net assets):
          Expenses##                              0.99%             1.06%              1.23%            3.58%            9.45%
          Net investment income (loss)            6.80%             6.21%              5.55%            3.46%           (2.61)%
  +++ Per share amount was less than $0.01.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                                 PERIOD ENDED
SERVICE CLASS SHARES                                       DECEMBER 31, 2000*
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                  $10.43
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.49
  Net realized and unrealized gain on investments and foreign
    currency                                                           0.37**
                                                                       ------
      Total from investment operations                                 $ 0.86
                                                                       ------
Net asset value - end of period                                        $11.29
                                                                       ======
Total return                                                             8.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             0.95%+
  Net investment income                                                  6.83%+
Portfolio turnover                                                        303%
Net assets at end of period (000 Omitted)                                   0***
  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                                          $ 0.48
        Ratios (to average net assets):
          Expenses##                                                     1.10%+
          Net investment income                                          6.68%+
    * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
   ** The per share data is not in accordance with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  *** Service Class net assets were less than $500.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 2000, there were 20 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward foreign currency exchange contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the fund's series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the series will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the series did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, $2,741 was reclassified from accumulated net realized loss on investments and foreign currency transactions to accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and foreign currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 2000, accumulated undistributed net investment income and realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

At December 31, 2000, the series, for federal income tax purposes, had a capital loss carryforward of $986,655 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2007, $498,667 and December 31, 2008, $487,988.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expense reimbursement fee not greater than 0.40% of the average daily net assets. To the extent that the expense reimbursement fee exceeds the series actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2000, aggregate unreimbursed expenses amounted to $182,117.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                      $50,023,092         $45,874,061
                                                -----------         -----------
Investments (non-U.S. government securities)    $25,591,158         $28,299,758
                                                -----------         -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $26,010,095
                                                                   -----------
Gross unrealized depreciation                                      $  (653,329)
Gross unrealized appreciation                                          553,235
                                                                   -----------
    Net unrealized depreciation                                    $  (100,094)
                                                                   ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                                       YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                       ----------------------------         -----------------------------
                                           SHARES           AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               558,980       $ 6,103,202         1,640,010         $18,298,783
Shares issued to shareholders in
  reinvestment of distributions           123,622         1,290,615            40,575             456,070
Shares reacquired                        (588,552)       (6,411,938)         (527,405)         (5,805,014)
                                         --------       -----------         ---------         -----------
    Net increase                           94,050       $   981,879         1,153,180         $12,949,839
                                         ========       ===========         =========         ===========

Service Class shares
                                    PERIOD ENDED DECEMBER 31, 2000*
                                    -------------------------------
                                           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                    19       $       200
Shares issued to shareholders in
  reinvestment of distributions                --                --
Shares reacquired                              --                --
                                         --------       -----------
    Net increase                               19       $       200
                                         ========       ===========

* For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2000, was $181. The series had no borrowings during the year.

(7) Restricted Securities
The series may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 2000, the series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.46% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

DESCRIPTION                                               DATE OF ACQUISITION               PRINCIPAL           COST          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Banco Nacional de Desenvolvi, 11.714s, 2008                           4/26/00                  70,000        $63,143       $ 65,366
Russian Federation, 11.75s, 2003                                     12/18/00                  60,000         56,387         55,808
                                                                                                                           --------
                                                                                                                           $121,174
                                                                                                                           ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Bond Series:

We have audited the accompanying statement of assets and liabilities of MFS Bond Series, (the Series) (one of the series constituting MFS Variable Insurance Trust Series), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Series as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                          VFB-2 2/01 5.8M